UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2011

Stratasys, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13400	36-3658792
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7665 Commerce Way, Eden Prairie, Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (952) 937-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 amends our Current Report on Form 8-K dated May 3, 2011 (the “May 3 Form 8-K”) related to our Agreement and Plan of Merger (the “Merger Agreement”) with Solidscape, Inc., a Delaware corporation (“Solidscape”), Granite Acquisition Corporation, a Delaware corporation and our wholly-owned subsidiary (“Merger Sub”), and the Controlling Stockholders identified in the Merger Agreement. We are filing this amendment to include the financial information required under Item 9.01 that was previously omitted in accordance with Item 9.01(a)(4) and Item 9.01(b)(2).

All information in and exhibits to the May 3 Form 8-K remain unchanged with the exception of Item 9.01, which is hereby amended to read as follows:

Item 9.01. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Solidscape as of March 31, 2011 and for the year then ended, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

     (b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.3 hereto and incorporated herein by reference.

1. Pro Forma Financial Statements --
Description of acquisition	1
Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2011	2
Unaudited Pro Forma Condensed Combined Statement of Operations for the year
ended December 31, 2010	3
Unaudited Pro Forma Condensed Combined Statement of Operations for the quarter
ended March 31, 2011	4
Notes to Unaudited Pro Forma Condensed Combined Financial Statements	5 - 6

     (d) Exhibits.

Exhibit No.		Description
2.1	*	Agreement and Plan of Merger dated as of May 3, 2011 by and among Stratasys, Inc., Solidscape, Inc., Granite Acquisition Corporation and certain Controlling Stockholders party thereto.

10.1	*	Form of Non-Competition and Non-Solicitation Agreement.

23.1		Consent of Independent Auditors.

99.1	*	Press Release issued by Stratasys, Inc. on May 3, 2011.

99.2		Audited consolidated financial statements of Solidscape, Inc. as of March 31, 2011 and for the year then ended.

99.3		Unaudited pro forma condensed combined financial information of Stratasys, Inc. and Solidscape, Inc.

* Previously filed as an exhibit to our Current Report on Form 8-K dated May 3, 2011.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATASYS, INC.
(Registrant)

Date: July 15, 2011	By:	/s/ Robert F. Gallagher
		Name:	Robert F. Gallagher
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.		Description
2.1	*	Agreement and Plan of Merger dated as of May 3, 2011 by and among Stratasys, Inc., Solidscape, Inc., Granite Acquisition Corporation and certain Controlling Stockholders party thereto.

10.1	*	Form of Non-Competition and Non-Solicitation Agreement.

23.1		Consent of Moody, Famiglietti & Andronico, LLP

99.1	*	Press Release issued by Stratasys, Inc. on May 3, 2011.

99.2		Audited consolidated financial statements of Solidscape, Inc. as of March 31, 2011 and for the year then ended.

99.3		Unaudited pro forma condensed combined financial information of Stratasys, Inc. and Solidscape, Inc.

* Previously filed as an exhibit to the Current Report on Form 8-K dated May 3, 2011